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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☑ Definitive Proxy Statement
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Dearborn Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP
ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTORS
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS DURING 2006
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
OPTION EXERCISES AND STOCK VESTED DURING 2006
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
DIRECTOR COMPENSATION DURING 2006
RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK
SHAREHOLDER PROPOSALS
MISCELLANEOUS
NOMINATING COMMITTEE CHARTER
DEARBORN BANCORP, INC. AUDIT COMMITTEE CHARTER
CODE OF ETHICS
PROXY — Solicited by Board of Directors

DEARBORN BANCORP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 15, 2007
To the Shareholders of
Dearborn Bancorp, Inc.
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Dearborn Bancorp, Inc. will be held on Tuesday, the 15th day of May, 2007 at 4:00 P.M., local time, at Park Place, 23400 Park Avenue (two blocks south of Michigan Avenue at Outer Drive), Dearborn, Michigan, for the following purposes:
1.	To elect four directors of the Corporation;

2.	To consider and vote upon a proposal to approve an amendment to the Corporation’s Articles of Incorporation to increase the authorized number of shares of Common Stock; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.
     The Board of Directors has fixed the close of business on March 23, 2007 as the record date for the meeting and only shareholders of record at that time will be entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders who are unable to attend the meeting in person, as well as shareholders who plan to attend the meeting, are requested to date, sign and mail the enclosed proxy promptly. If you are present at the meeting and desire to vote in person, you may revoke your proxy.

By Order of the Board of Directors,

Jeffrey L. Karafa

Secretary
April 13, 2007

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS OF DEARBORN BANCORP, INC.
May 15, 2007
To the Shareholders of
Dearborn Bancorp, Inc.
          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dearborn Bancorp, Inc. (hereinafter referred to as the “Corporation”) from the holders of the Corporation’s Common Stock to be used at the Annual Meeting of Shareholders to be held on Tuesday, the 15th day of May, 2007 at 4:00 P.M., local time, at Park Place, 23400 Park Avenue, Dearborn, Michigan, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are being mailed to shareholders is April 13, 2007. The address of the principal corporate office of the Corporation is 1360 Porter St., Dearborn, Michigan 48124-2823.
          Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Secretary of the Corporation prior to voting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournments thereof. The giving of the proxy does not affect the right to vote in person should the shareholder attend the meeting.
          The Board of Directors in accordance with the By-Laws has fixed the close of business on March 23, 2007 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. At the close of business on such date, the outstanding number of voting securities of the Corporation was 8,873,581 shares of Common Stock (including 24,569 shares of restricted stock), each of which is entitled to one vote. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but not counted on any matters brought before the meeting. Directors are elected by a plurality of the votes properly cast at the meeting.

SECURITY OWNERSHIP
Management
     The following table sets forth, as of March 1, 2007, the number of shares of the Corporation’s Common Stock beneficially owned by each director, each nominee for election as a director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group.

	Number		Percent
Name of Individual	of Shares (1)		of Class
Margaret I. Campbell	41,864	(2)	*
John E. Demmer	310,891	(3)(4)	3.50
William J. Demmer	87,039	(4)(5)	*
Michael V. Dorian, Jr.	73,500		*
David Himick	340,104	(6)	3.82
Jeffrey L. Karafa	15,513	(7)(8)(9)	*
Donald G. Karcher	62,792	(10)	*
Bradley F. Keller	138,891	(11)	1.56
Jeffrey G. Longstreth	18,041	(12)	*
Warren R. Musson	93,533	(7)(8)(13)(14)	1.05
Michael J. Ross	151,137	(7)(8)(9)(13)	1.69
Robert C. Schwyn	55,196	(15)	*
Ronnie J. Story	73,835	(16)	*
Stephen C. Tarczy	44,967	(7)(8)(13)(17)	*
Jeffrey J. Wolber	51,216	(7)(8)(13)	*
All Directors and Executive Officers as a Group (15 persons)	1,558,519	(18)	17.52

*	Less than one percent

(1)	Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Some of the shares listed may be held jointly with, or for the benefit of, a spouse or children of the person indicated.

(2)	Includes 3,908 shares owned by Mrs. Campbell’s husband.

(3)	Includes 107,903 shares held by Mr. Demmer’s wife as a Trustee of a trust.

(4)	Includes shared voting and ownership of 359 shares held by Jack Demmer Ford, Inc., of which John E. Demmer is the Chairman of the Board and CEO and William J. Demmer is the President.

(5)	Includes 11,954 shares owned by Mr. Demmer’s wife and children.

(6)	Includes 855 shares, for which Mr. Himick has the power to vote and dispose, held by the Himick Family Investment Club.

(7)	Includes shares held in the Community Bank of Dearborn 401(k) Trust as follows: Mr. Karafa –10,322 shares; Mr. Musson – 11,800 shares; Mr. Ross – 8,292 shares; Mr. Tarczy – 2,723 shares; Mr. Wolber – 935 shares.

(8)	Includes unvested restricted shares as follows: Mr. Ross – 3,905 shares; Messrs. Karafa, Musson, Tarczy and Wolber – 2,066 shares each.

(9)	Excludes 124,397 shares in Community Bank of Dearborn 401(k) Trust of which Mr. Karafa and Mr. Ross are co-trustees.

(10)	Includes 14,476 shares held by Mr. Karcher’s wife as a Trustee of a trust.

(11)	Includes 4,478 shares owned by Mr. Keller’s wife.

(12)	Includes 1,099 shares owned by Mr. Longstreth’s wife.

(13)	Includes shares issuable upon the exercise of stock options within 60 days of March 1, 2007, by the following executive officers: Mr. Musson – 72,087 shares; Mr. Ross – 124,352 shares; Mr. Tarczy – 35,032 shares; Mr. Wolber – 47,089 shares.

(14)	Includes 623 shares held by Mr. Musson’s wife in a defined contribution plan trust.

(15)	Includes 39,674 shares held for the benefit of Dr. Schwyn in a defined benefit plan trust.

(16)	Shares pledged to Community Bank of Dearborn as loan collateral.

(17)	Includes 1,111 shares held by Mr. Tarczy’s wife in a defined contribution plan trust.

(18)	Includes 290,729 shares issuable upon the exercise of stock options and unvested restricted shares.
Certain Beneficial Owners
          The following table sets forth as of March 1, 2007 the number of shares of the Corporation’s Common Stock owned by the only entities or persons known by the Corporation to own beneficially more than five percent of the Common Stock of the Corporation.

	Number	Percent
Name of Beneficial Owner	of Shares	of Class
Wellington Management Company, LLP 75 State St, Boston MA 02109	864,548 (1)	9.63

(1)	Represents shares which are held of record by clients of Wellington Management which has shared power to vote 596,871 shares and shared power to dispose of 864,548 shares. This information is based on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007.

ELECTION OF DIRECTORS
          The members of the Board of Directors are divided into three classes, each class to be as nearly equal in number as possible, with each class to serve a three-year term. Each of the following directors and nominees for director is also a director of Community Bank of Dearborn. The Board of Directors has nominated Margaret I. Campbell, John E. Demmer, Michael V. Dorian Jr., and Donald G. Karcher for election as directors for a term expiring at the 2010 Annual Meeting of Shareholders, in each case until their successors are elected and qualified. Other directors who are remaining on the Board will continue in office in accordance with their previous election by shareholders until expiration of their terms at the 2008 or 2009 Annual Meeting of Shareholders, as the case may be.
          The proposed nominees for election as directors are willing to be elected. If any of the nominees at the time of election is unable to serve, or is otherwise unavailable for election, and if other nominees are designated, the proxies shall have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. However, if any nominees are substituted by the Nominating Committee, the proxies intend to vote for such nominees. It is not anticipated that any of such nominees will be unable to serve as a director.
INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTORS
          The following information is furnished with respect to each person who is presently a director of the Corporation whose term of office will continue after the Annual Meeting of Shareholders, as well as those who have been nominated for election as a director.

			Year in Which
		Has Served	Term or Proposed
		as Director	Term of Office
Name and Age of Director	Principal Occupation (1)	Since	Will Expire
Margaret I. Campbell, 67 (2)	Retired, Manufacturer	1992	2010

John E. Demmer, 83 (2)(3)	Chairman and CEO, Jack Demmer	1992	2010
	Ford, Inc., Jack Demmer Lincoln
	Mercury and Jack Demmer Leasing Inc.;
	Chairman of the Board of the Corporation
	and Community Bank of Dearborn

William J. Demmer, 53 (3)	President, Jack Demmer Ford, Inc.,	2004	2008
	Jack Demmer Lincoln Mercury and
	Jack Demmer Leasing Inc.

Michael V. Dorian, Jr., 47 (2)	President, Mike Dorian Ford	1994	2010

David Himick, 81	Retired, Industrial Supply	1995	2009

Donald G. Karcher, 77 (2)	Sales, Karcher Agency, Inc.	1992	2010

Bradley F. Keller, 65	Retired, Financial Advisor	1992	2008

			Year in Which
		Has Served	Term or Proposed
		as Director	Term of Office
Name and Age of Director	Principal Occupation (1)	Since	Will Expire
Jeffrey G. Longstreth, 64	Real Estate Broker, Century 21 — Curran and Christie	1992	2009

Michael J. Ross, 56	President and CEO of the Corporation;	1994	2009
	President and CEO, Community Bank of Dearborn

Robert C. Schwyn, 68	Physician	1994	2009

Ronnie J. Story, 60	President, Story Development Corporation	1994	2008

(1)	Each of the directors has had the same principal occupation during the past five years.

(2)	Nominated for election as a director.

(3)	William J. Demmer is the son of John E. Demmer.
CORPORATE GOVERNANCE
          The Board of Directors has determined that all directors are independent within the meaning of the rules promulgated by the National Association of Securities Dealers except for Mr. Ross due to his employment as an executive officer and Mr. Himick due to his family relationship to an officer of the Bank. In making this determination, the Board of Directors has concluded that none of the independent directors has a relationship that in the opinion of the Board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
          The Corporation’s independent directors meet periodically in executive sessions without any officer directors in attendance. If the Board convenes a special meeting, the independent directors may hold an executive session if the circumstances warrant.
          The Board of Directors held twelve meetings during 2006. Each director attended at least eighty percent of the aggregate number of meetings of the Board of Directors and Board committees of which the director was a member. The Corporation encourages members of its Board of Directors to attend the Annual Meeting of Shareholders. Ten of the eleven directors attended the Annual Meeting of Shareholders held May 16, 2006.
          The members of the Audit Committee during 2006 were Bradley F. Keller (Chairman), Margaret I. Campbell, William J. Demmer, Michael V. Dorian, Jr. and Donald G. Karcher. Mr. Keller and Mr. Karcher meet the requirement as an audit committee financial expert as that term is defined in the rules of the Securities and Exchange Commission. The Audit Committee, which oversees the Corporation’s financial reporting process, met five times during 2006.

     The members of the Compensation Committee for 2006 were Bradley F. Keller (Chairman), John E. Demmer, William J. Demmer and Donald G. Karcher. The Compensation Committee met three times during 2006.
          The Compensation Committee of the Board of Directors provides assistance to the Board of Directors in carrying out its responsibilities relating to the compensation of the executive officers. The Committee is responsible for developing the Corporation’s executive compensation policies and making recommendations to the Board of Directors with respect thereto. In addition, the Committee makes annual recommendations to the Board of Directors for final approval concerning the compensation to be paid to the Chief Executive Officer of the Bank and determines the compensation to be paid to each of the other executive officers of the Bank. The Chief Executive Officer and the other executive officers evaluate Corporation and individual performance goals and determine appropriate levels of compensation. The Chief Executive Officer of the Bank makes recommendations to the Committee regarding the level of compensation of executive officers other than him. After discussing the recommendations with the CEO, the Committee meets in executive session to make the final decisions. The Committee can exercise its discretion in modifying any recommendations. The Committee also administers all aspects of the Corporation’s executive compensation program including its Stock Option Plan and Long Term Incentive Plan and may engage a compensation consultant to provide assistance in connection with establishing executive compensation programs. The Committee currently does not have a charter and has not delegated authority for determining executive officer compensation. No compensation is payable to the executive officers of the Corporation.
          The Corporation has a Nominating Committee which is composed of Bradley F. Keller (Chairman), Jeffrey G. Longstreth and Ronnie J. Story. This Committee, which met once during 2006, recommends nominees for election as directors at the Annual Meeting of Shareholders, and recommends individuals to fill vacancies which may occur between annual meetings. The Committee will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Corporation and include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected.
          The Corporation has taken a number of steps to protect and promote the interests of shareholders. The charters of the Nominating and Audit Committees are attached as Appendix A and B respectively. The Code of Ethics, which applies to all directors, officers and employees including the Chief Executive Officer and the Chief Financial Officer, is attached as Appendix C. Copies of the charters and the Code of Ethics are also available free of charge to shareholders upon written request.
          Shareholders and other interested parties may communicate with members of the Corporation’s Board of Directors by mail addressed to a member of the Board of Directors or to a specific committee of the Board of Directors at Dearborn Bancorp, Inc., 4000 Allen Rd, Allen Park MI 48101-2756. The Corporate Secretary will forward correspondence to the appropriate director or committee.

AUDIT COMMITTEE REPORT
           The Audit Committee (the “Committee”) has reviewed and discussed with management the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2006. The Committee has discussed with the independent auditors, Crowe Chizek and Company LLC (“Crowe Chizek”), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures from Crowe Chizek required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditors the auditors’ independence. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors approved) that the consolidated financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006. The Committee had also considered whether the provisions of other services performed by Crowe Chizek for the Corporation not related to the audit of the financial statements referred to above is compatible with maintaining Crowe Chizek’s independence.

AUDIT COMMITTEE
Bradley F. Keller, Chairman
Margaret I. Campbell
William J. Demmer
Michael V. Dorian, Jr.
Donald G. Karcher
COMPENSATION COMMITTEE REPORT
          The Compensation Committee has reviewed and discussed with management the Corporation’s Compensation Discussion and Analysis for the year ended December 31, 2006. Based on the review and discussion, the Compensation Committee recommended to the Board of Directors (and the Board of Directors approved) that the Compensation Discussion and Analysis be included in the Corporation’s proxy statement for filing with the Securities and Exchange Commission.

COMPENSATION COMMITTEE
Bradley F. Keller, Chairman
John E. Demmer
William J. Demmer
Donald G. Karcher

COMPENSATION DISCUSSION AND ANALYSIS
          The following compensation discussion and analysis is intended to assist in understanding the factors underlying the Corporation’s policies and decisions regarding executive officer compensation.
     Compensation Philosophy
          The Compensation Committee (Committee) believes that executive compensation should align with shareholders’ interests, link to achievement of the Corporation’s performance goals, reinforce support for the Corporation’s vision and be consistent with market compensation trends. The Committee also believes that compensation should recognize short and long-term performance and include both cash and equity components.
     Compensation Objectives
          In determining executive compensation, the Committee’s objectives include ensuring the ability to attract, develop and retain qualified, high performing, talented officers; compete with other financial institutions; reward individual and team contributions to achieving goals of the overall profitability of the Corporation and align the interests of executive management with those of the Corporation’s shareholders. For 2006, our corporate goals included maintaining strong growth of loans and deposits in our markets while maximizing profitability, improving our operating efficiency, and maintaining our culture of dependable risk and capital management, in order to achieve our governing objective of maximizing long-term shareholder value.
          In making decisions with respect to any element of our executive compensation package, the Committee considers the total compensation that may be awarded to each executive officer. The Committee considers the officer’s performance and contribution toward the attainment of the Corporation’s goals, the nature and importance of the officer’s responsibilities, leadership and competitive considerations in the determination of the executive compensation package for each executive officer.
     Compensation Elements and Determination of Compensation
          Our executive compensation program has three primary elements: base salary, bonus awards and equity based compensation. These primary elements are supplemented by the opportunity to participate in benefit plans generally available to all employees. We believe these components work in unison to provide a reasonable total compensation package to our executive officers.
     Base Salary
          We provide cash compensation to meet competitive practices and help assure we retain qualified leadership in executive positions. Payment of compensation in the form of base salary also allows the Corporation to accurately budget for this element of compensation expense. The Committee does not apply a formula or target salaries at any particular level within a peer group. Rather, base salaries are intended to reflect the needs of the Corporation, comparability within the Corporation and consistency with the Corporation’s salary structure, and the experience and responsibility requirements of the respective position. The Committee also considers survey data provided by area financial institutions similar in size to verify that salaries are competitive and within market ranges.
     Bonus Awards
          The Corporation pays annual cash bonuses to executive officers based on a subjective assessment of the Corporation’s overall performance, the executive’s leadership and individual contribution to the Corporation’s performance, and other factors. The inclusion of bonus award compensation encourages management to be more creative, diligent and exhaustive in managing the Corporation to achieve specified financial goals.

     Equity based Compensation
          Equity awards can be an important component of total compensation and reflect the Committee’s strategy of balancing short and long-term incentives in structuring executive officer compensation and aligning the interest of the executives with those of shareholders. The Corporation has the following two equity based compensation plans:

1994 Stock Option Plan (1994 Plan)
2005 Long Term Incentive Plan (2005 Plan)
          The options that have been awarded under the 1994 Plan have a term of ten years and are fully vested. There are no additional shares available for grant under the 1994 Plan. Under the 2005 Plan, awards of options and restricted stock were granted in 2005 and 2006. These awards have a term of ten years and vest three years from the grant date. In order for vesting to occur, the Corporation must meet certain performance criteria. For additional information, refer to Note O to the Corporation’s audited financial statements for the year ended December 31, 2006.
          The Committee determines the timing, distribution and amount of all equity awards, at its discretion. The amount of the equity grant awards is determined by position, job responsibilities and performance. The Committee will determine whether vesting criteria have been met and has the right to amend vesting criteria prior to any shares becoming vested. Additional information regarding the criteria for performance based vesting, and awards made in 2006 to the named executive officers are provided in the “Grants of Plan-Based Awards” table. Additional information regarding equity awards is provided in the tables “Outstanding Equity Awards” and “Option Exercises and Stock Vested”. The Committee also believes that equity awards that include a vesting schedule and which lapse prior to the original contractual termination date in the event of a separation from service are a very effective tool in promoting the retention of executive management.
          The Committee did not benchmark total compensation of the Corporation’s executive officers during 2006 and has not established a policy regarding executive ownership of the Corporation’s stock.
Employment Agreement
          Dearborn Bancorp, Inc. and Community Bank of Dearborn entered into an employment agreement with Michael J. Ross on June 20, 2003 that provides for his employment, compensation, benefits, termination, severance, confidentiality and non-compete arrangements. The agreement has an initial term of five years and thereafter is automatically extended for one additional year on an annual basis. More information regarding potential payments under the employment agreement is included below under the heading “Potential Payment upon Termination or Change In Control”.
Change in Control Agreements
          Dearborn Bancorp, Inc. entered into change in control agreements with our executive officers, Messrs. Karafa, Musson, Tarczy and Wolber on June 20, 2003 that provide for their compensation and benefits, outplacement services and the accelerated vesting of equity incentive plan awards. These agreements have an initial term of five years and thereafter are automatically extended for one additional year on an annual basis. More information regarding potential payments under the change in control agreements is included below under the heading “Potential Payments upon Termination or Change in Control”.
     Other Benefits
          The executive officers are able to participate in the 401(k) plan and the medical and insurance plans that are offered to all other employees. The Bank does not offer a defined benefit pension plan or a deferred compensation plan.

     Tax Considerations
          Accounting and tax treatment for both the employer and the employees are considered in the administration of all incentive compensation plans. To the extent possible, and without compromising the profitability or integrity of the Corporation, all incentive plans are structured to achieve maximum tax benefits for both parties.
SUMMARY COMPENSATION TABLE
          The following table sets forth the annual and long-term compensation paid to the Corporation’s President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, the Senior Vice President and Head of Lending, the Northeast Regional President and the Senior Vice President and Head of Retail (collectively referred to as the “Executive Officers”) for services during 2006.

				Stock	Option	All other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)
Michael J. Ross	2006	$318,077	$125,000	$22,997	$21,489	$28,090	$515,654
President and Chief Executive Officer Dearborn Bancorp, Inc. Community Bank of Dearborn

Jeffrey L. Karafa	2006	$175,300	$37,500	$12,165	$11,378	$—	$236,343
Vice President, Treasurer and Secretary Dearborn Bancorp, Inc. Senior Vice President, CFO Community Bank of Dearborn

Warren R. Musson	2006	$200,691	$50,000	$12,165	$11,378	$—	$274,234
Senior Vice President Head of Lending Community Bank of Dearborn

Stephen C. Tarczy	2006	$201,290	$50,000	$12,165	$11,378	$18,092	$292,925
Northeast Regional President Community Bank of Dearborn

Jeffrey J. Wolber	2006	$160,688	$37,500	$12,165	$11,378	$—	$221,731
Senior Vice President Head of Retail Community Bank of Dearborn

(1)	Amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with SFAS 123R. Assumptions used in the calculation of these amounts are included in Note O to the Corporation’s audited financial statements for the year ended December 31, 2006.

(2)	Includes automobile lease and insurance payments of $8,637, 401(k) matching contribution of $6,600, life and disability insurance payments of $4,778 and country club dues of $8,075 for Mr. Ross and an automobile allowance of $10,800, 401(k) matching contribution of $3,912 and club dues of $3,380 for Mr. Tarczy.

GRANTS OF PLAN-BASED AWARDS DURING 2006
          The following table lists grants of restricted stock and stock options from the Corporation’s 2005 Long Term Incentive Plan during 2006.

						Exercise	Grant Date
						Price of	Fair Value of
	Estimated Future Payouts under Equity Incentive Plan Awards					Option	Stock and
						Awards	Option
Name	Grant Date		Threshold (#)	Target (#)	Maximum (#)	($/share) (1)	Awards ($) (2)
Michael J. Ross	8/29/06	(3)	2,852	5,704	8,556	$22.81	$44,662
	8/29/06	(4)	932	1,864	2,796	22.81	44,643
Jeffrey L. Karafa	8/29/06	(3)	1,510	3,020	4,530	22.81	23,647
	8/29/06	(4)	493	986	1,479	22.81	23,615
Warren R. Musson	8/29/06	(3)	1,510	3,020	4,530	22.81	23,647
	8/29/06	(4)	493	986	1,479	22.81	23,615
Stephen C. Tarczy	8/29/06	(3)	1,510	3,020	4,530	22.81	23,647
	8/29/06	(4)	493	986	1,479	22.81	23,615
Jeffrey J. Wolber	8/29/06	(3)	1,510	3,020	4,530	22.81	23,647
	8/29/06	(4)	493	986	1,479	22.81	23,615

(1)	The number of shares and exercise price has been adjusted for stock dividends.

(2)	Grant date fair value was computed in accordance with SFAS 123R and assumes the attainment of the “target” goal.

(3)	Represents grants of stock options.

(4)	Represents grants of restricted stock.
          Options are not exercisable and shares of restricted stock are not vested and non-forfeitable until June 30, 2009 and are subject to the attainment of future vesting criteria and if such criteria are not met the options and shares will be forfeited. No vesting will occur unless threshold performance is achieved on each criterion or a change in control occurs. The criteria for the exercisability of options and vesting of restricted stock includes asset growth, return on assets, and loan delinquency. If dividends are paid, holders of restricted shares have the right to receive dividends in respect to such shares at the same rate paid to all shareholders; dividends payable during the restriction period shall be distributed to the holder only if and when applicable restrictions lapse.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
          Information regarding equity awards that have been granted to the executive officers and are outstanding at December 31, 2006 is shown below.

	Option awards				Stock awards
	Number of	Number of
	securities	securities				Market
	underlying	underlying			Number of	value of
	unexercised	unexercised	Option		unearned	unearned
	options	unearned	Exercise	Option	shares	shares
	exercisable	options	Price	expiration	unvested	unvested
Name	(#)(1)	(#)(2)	($)	date	(#)(2)	($)
Michael J. Ross	18,318		$7.10	1/20/2008
	26,939		$6.47	1/19/2009
	13,470		$3.79	1/18/2010
	23,348		$4.80	5/16/2011
	24,434		$7.33	1/15/2012
	17,843		$12.45	1/21/2013
		5,602	$20.83	10/18/2015	2,041	$38,779
		5,704	$22.81	8/29/2016	1,864	$35,416

Jeffrey L. Karafa	—	2,966	$20.83	10/18/2015	1,080	$20,520
		3,020	$22.81	8/29/2016	986	$18,734

Warren R. Musson	22,451		$5.22	5/18/2009
	3,400		$3.79	1/18/2010
	5,388		$4.28	5/16/2010
	14,368		$4.80	1/16/2011
	14,660		$7.33	1/15/2012
	11,820		$12.45	1/21/2013
		2,966	$20.83	10/18/2015	1,080	$20,520
		3,020	$22.81	8/29/2016	986	$18,734

Stephen C. Tarczy	8,552		$6.96	9/10/2011
	14,660		$7.33	1/15/2012
	11,820		$12.45	1/21/2013
		2,966	$20.83	10/18/2015	1,080	$20,520
		3,020	$22.81	8/29/2016	986	$18,734

Jeffrey J. Wolber	1		$6.47	1/19/2009
	852		$3.79	1/18/2010
	5,388		$4.28	5/16/2010
	14,368		$4.80	1/16/2011
	14,660		$7.33	1/15/2012
	11,820		$12.45	1/21/2013
		2,966	$20.83	10/18/2015	1,080	$20,520
		3,020	$22.81	8/29/2016	986	$18,734

(1)	Awards granted under the 1994 Stock Option Plan. These options are fully vested. There are no options available for grant under this plan.

(2)	Awards granted under the 2005 Long Term Incentive Plan. Awards include stock options and restricted stock. The vesting period of these awards is three years and is dependent upon the achievement of pre-determined performance criteria. Awards expiring in 2015 are not vested until June 30, 2008. Awards expiring in 2009 are not vested until June 30, 2009.
OPTION EXERCISES AND STOCK VESTED DURING 2006
     Information related to the exercise of stock options for each executive officer during 2006 is listed below.

	Option awards
	Shares	Value
	acquired	realized
Name	on exercise (#)	on exercise ($)(1)
Warren R. Musson	6,000	$107,680

Jeffrey J. Wolber	14,305	$266,563

(1)	The value realized on exercise is calculated by multiplying the number of shares exercised by the difference between the exercise price and the market price of the Corporation’s Common Stock on the date of exercise.
     No restricted stock vested during 2006.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
          The Corporation and the Bank have entered into an employment agreement with Mr. Ross on June 20, 2003 that provides for his employment, compensation, benefits, termination, severance, confidentiality and non-compete arrangements. The agreement has an initial term of five years and thereafter is automatically extended for one additional year on an annual basis. The agreement includes provisions that provide compensation and benefits to Mr. Ross in the event that his employment is terminated voluntarily by Mr. Ross for Good Reason or by the Corporation without Cause or due to the death or disability of Mr. Ross.
          The terms “Cause” and “Good Reason” are defined in the employment agreement. Cause includes certain acts of dishonesty and intentional gross neglect, conviction of a felony, and certain intentional breaches of the obligations of Mr. Ross in the employment agreement relating to confidentiality of our information and not competing with us. Good Reason includes an assignment to Mr. Ross of a title or duties that are materially inconsistent with his position, titles, duties or responsibilities, and certain failure by the Corporation to comply in a material respect, even after notice to us, with our obligations to Mr. Ross under the employment agreement.
          The following table lists the potential payment from the Corporation to Mr. Ross in the event the employment agreement is terminated on December 31, 2006, and the reason for that termination.

Reason for Termination	Amount
Due to Death (1) (2)	$1,793,967
Due to Disability (2)(3)	$1,573,486
By Employer with Cause (2)	$1,493,967
By Employee Without Good Reason (2)	$1,493,967
By Employer without Cause (2)(4)	$2,853,551
By Employee Without Good Reason (2) (4)	$2,853,551

(1)	Includes death benefit of $300,000.

(2)	Includes the value of fully vested stock options, which amounted to $1,493,967 at December 31, 2006. The value of the options was calculated by subtracting the exercise price of the options from the closing price of the Corporation’s Common Stock at December 31, 2006.

(3)	Represents the coverage provided under the Bank’s medical insurance plans until Mr. Ross reaches the age of 65. Mr. Ross will also receive monthly disability insurance payments of $5,915 until he reaches the age of 65.

(4)	Includes a cash amount equal to his annual base salary times 2.9 plus a cash amount equal to the highest bonus awarded during the previous three years times 2.9, outplacement costs up to $15,000, medical insurance for eighteen months and all other benefits for two years.
          The Corporation has entered into change in control agreements with Messrs. Karafa, Musson, Tarczy and Wolber (executive officers) on June 20, 2003 that provide for the payment of their compensation and certain benefits in the event of a change in control of the Corporation. The agreements have an initial term of five years and thereafter are automatically extended for one additional year on an annual basis.
          The terms “Cause” and “Good Reason” are defined in the change in control agreements. Cause includes certain acts of dishonesty and intentional gross neglect, conviction of a felony, and certain intentional breaches of the obligations of the executive officers in the agreement relating to confidentiality of our information and not competing with us. Good Reason includes an assignment to an executive officer of a title or duties that are materially inconsistent with his position, titles, duties or responsibilities, and certain failure by the Corporation to comply in a material respect, even after notice to us, with our obligations to the executive officers under the change in control agreements.
          The following table lists the potential payment from the Corporation to the executive officers in the event that the executive officer is terminated on December 31, 2006 after a change in control for one of the following reasons.

	Jeffrey L.	Warren R.	Stephen C.	Jeffrey J.
Reason for Termination	Karafa	Musson	Tarczy	Wolber
Disability or For Cause (1)	$—	$892,929	$351,469	$544,812
By Employee without Good Reason (1)	$—	$892,929	$351,469	$544,812
By Employee with Good Reason (2) (3)	$291,098	$1,223,015	$689,287	$813,669
By Employer without Cause (2) (3)	$291,098	$1,223,015	$689,287	$813,669

(1)	Represents the value of fully vested stock options at December 31, 2006. The value of the options was calculated by subtracting the exercise price of the options from the closing price of the Corporation’s Common Stock at December 31, 2006.

(2)	Includes immediate lump sum payment of highest annual base salary and a cash amount equal to the highest annual bonus awarded during the previous three years, up to $15,000 for outplacement services, medical insurance for a defined period of time and all other benefits for one year.

(3)	Includes the value of all awards of stock options and restricted stock as all such awards will become fully vested. The value of all such awards at December 31, 2006 amounted to $39,254 for Mr. Karafa; $932,183 for Mr. Musson; $390,723 for Mr. Tarczy and $584,066 for Mr. Wolber.

DIRECTOR COMPENSATION DURING 2006
          The following table sets forth information on non employee director compensation. Mr. Ross does not receive compensation for services as a director. Each director of the Corporation is also a director of the Bank and is not compensated separately for service on the Corporation’s Board. This information relates to compensation paid by the Bank, as the Corporation did not pay any director compensation in 2006. The Bank Board held twelve meetings in 2006. The Chairman of the Bank Board received $1,200 per Bank Board meeting and all other non-employee directors received $800 per Bank Board meeting attended. Also, all non-employee Bank directors received $400 for each committee meeting attended and the Chairperson of the committee received $575 per committee meeting attended. Mr. Dorian does not participate in the director compensation program, at his request.

Fees paid
Name	in cash ($)
Margaret I. Campbell	$10,400.00

John E. Demmer	$24,550.00
William J. Demmer	$11,600.00
David Himick	$15,200.00
Donald G. Karcher	$18,300.00
Bradley F. Keller	$18,200.00
Jeffrey G. Longstreth	$12,800.00
Robert C. Schwyn	$10,400.00
Ronnie J. Story	$15,200.00
RELATED TRANSACTIONS
          Certain directors and officers of the Corporation, their associates and members of their immediate families were customers of, and had transactions, including loans and commitments to lend, with the Bank in the ordinary course of business during 2006. All such loans and commitments were made by the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features. Similar transactions may be expected to take place in the ordinary course of business in the future.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and officers to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission. Based upon written representations by each director and officer, the Corporation believes all reports were timely filed by such persons during the last fiscal year except for one late Form 4 for each of the following directors or officers: Mr. William J. Demmer, Mr. Karafa and Mr. Ross.
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
          Crowe Chizek and Company LLC has been selected as independent certified public accountants to audit the Corporation’s books as of and for the year ended December 31, 2007. A representative of Crowe Chizek and Company LLC will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions by shareholders.

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS
          The following table sets forth the aggregate fees billed to the Corporation for the years ended December 31, 2006 and 2005 by the Corporation’s principal accounting firm, Crowe Chizek and Company LLC.

	2006	2005
Audit Fees (1)	$185,000	$189,675
Audit Related Fees (2)	90,630	—
Tax Fees (3)	16,050	13,350
All Other Fees (4)	5,625	30,395

	$297,305	$233,420

(1)	Includes fees related to the annual report on Form 10-K, quarterly reports on Form 10-Q and for 2005, also includes fees of $105,675 related to the audit of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Primarily consists of fees related to the public offering of the Corporation’s Common Stock completed during 2006.

(3)	Primarily consists of fees related to tax compliance.

(4)	Primarily consists of fees related to software tools and consultation related to management’s internal control assessment and testing process, and in 2005 also includes fees related to the Long Term Incentive Plan.
          The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence. The Audit Committee has determined such services for 2006 and 2005 were compatible.
          The Audit Committee is responsible for appointing, compensating and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding the pre-approval of all audit and non-audit services provided by the independent auditor. This policy requires the Audit Committee to receive advance approval for specific projects and categories of service. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. All services performed after the establishment of the policy have been pre-approved pursuant to the policy.
PROPOSAL TO AMEND ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED COMMON STOCK
          The Board of Directors has unanimously approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of Common Stock to 20,000,000 shares.
          The Articles presently authorize 10,000,000 shares of Common Stock. As of March 23, 2007, 8,873,581 shares of Common Stock (including 24,569 shares of restricted stock), were issued and outstanding; and 300,000 shares of Common Stock were reserved for issuance pursuant to the Corporation’s Long Term Incentive Plan.
          The proposed amendment would provide additional Common Stock which could be used from time to time without further action by the shareholders unless required by applicable law or regulation for general corporate purposes which the Board of Directors deems advisable, such as stock splits, stock dividends, financing, acquisitions, and other corporate purposes. The Corporation currently has no plans, understandings or arrangements for the issuance of the additional shares of Common Stock to be authorized by the proposed amendment.

          The proposed amendment to the Articles is not intended as an anti-takeover provision. However, an increase in the authorized number of shares of Common Stock could make more difficult, and thereby discourage, attempts to acquire control of the Corporation. Issuance of shares of Common Stock could dilute the ownership interest and voting power of present shareholders, including any shareholder who might seek control of the Corporation.
          The affirmative vote of the holders of a majority of the Corporation’s outstanding shares of Common Stock will be required for approval of the proposed amendment to the Articles of Incorporation.
     The Board of Directors unanimously recommends a vote FOR the proposed amendment to the Articles of Incorporation.
SHAREHOLDER PROPOSALS
          Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of shareholders intended to be presented at the 2008 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at the corporate offices on or before December 4, 2007.
MISCELLANEOUS
          The annual report of the Corporation for the fiscal year ended December 31, 2006, including financial statements, is being mailed to shareholders with this Proxy Statement.
          The Corporation maintains an Internet website at www.cbdear.com. The Corporation makes available free of charge through its website various reports that it files with the Securities and Exchange Commission, including the annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to these reports. From the home page at www.cbdear.com, go to “Investor Relations” to access the reports. The annual report on Form 10-K for the year ended December 31, 2006, will be provided free to shareholders upon written request. Write to Dearborn Bancorp, Inc., 4000 Allen Rd, Allen Park MI 48101-2756.
          The management of the Corporation is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with their best judgment.
          The cost of soliciting proxies in the accompanying forms will be paid by the Corporation. The Corporation may reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to the beneficial owners and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or electronic communication, by officers and employees of the Corporation and the Bank.

By Order of the Board of Directors,

Jeffrey L. Karafa

Secretary
April 13, 2007

Appendix A
DEARBORN BANCORP, INC.
NOMINATING COMMITTEE CHARTER
          The Nominating Committee (the “Committee”) is appointed by the Board of Directors to assist the Board of Directors in identifying qualified individuals to become directors and recommend to the Board of Directors qualified director nominees for election at the shareholders’ annual meeting.
COMMITTEE MEMBERSHIP
          The Committee members shall be appointed and may be replaced from time to time by the Board of Directors. The Committee shall consist of no fewer than three directors. Each member of the Committee shall be an “independent director” as that term is defined in the applicable rules of The Nasdaq Stock Market. The Board of Directors may appoint a Chairperson of the Committee. If the Board of Directors does not appoint a Chairperson, the Committee may elect its own Chairperson.
MEETINGS
          The Committee shall meet as often as necessary to carry out its responsibilities. Any member of the Committee may call a meeting of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of its members present at a meeting at which a quorum is present shall constitute action of the Committee. The Chairperson of the Committee, or another of its members, shall report to the Board of Directors on Committee meetings that are held.
COMMITTEE GOALS AND RESPONSIBILITIES
1.	The Committee shall recommend to the Board of Directors director nominees for election at the shareholders’ annual meeting.

2.	Prior to nominating an existing director for re-election to the Board of Directors, the Committee shall consider and review the existing director’s:
(a)	Board of Director and committee meeting attendance and performance;

(b)	length of Board of Director service;

(c)	experience, skills and contributions that the existing director brings to the Board of Directors; and

(d)	independence.

3.	In the event that a director vacancy arises, the Committee shall (a) seek and identify a qualified director nominee to be recommended to the Board of Directors for either (i) appointment by the Board of Directors to serve the remainder of the term of the director position that is vacant, or (ii) election at the shareholders’ annual meeting; or (b) recommend that the size of the Board of Directors be decreased to eliminate the vacancy.

4.	In evaluating a candidate for recommendation as a director nominee, the Committee shall consider such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interests of the Company’s shareholders. Candidates may be interviewed by the Committee where it deems it appropriate.

5.	The Committee shall consider director candidates recommended by holders of the Company’s stock or other securities. Recommendations by security holders should be submitted to the Committee.

6.	The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

7.	The Committee shall review and reassess the adequacy of this Charter from time to time and recommend any proposed changes to this Charter to the Board of Directors.

Appendix B
DEARBORN BANCORP, INC. AUDIT COMMITTEE CHARTER
          The Audit Committee is appointed by the Board of Directors (“Board”) to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements and (3) the independence and performance of the Corporation’s auditors.
          The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers and at least one Committee Member shall be a “financial expert” as defined by the Securities and Exchange Commission.
          The Audit committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
          The Audit Committee shall make regular reports to the Board.
          The Audit Committee shall be responsible for:
          1. The appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and each such independent auditor must report directly to the Audit Committee.
          2. Preapprove all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by the independent auditor.
          3. Review with the independent auditor the scope of the annual audit and any reports issued in connection with the audit.
          4. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation’s financial statements.
          5. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements.
          6. Review with management and the independent auditor the Corporation’s quarterly financial statements prior to the filing of each Form 10-Q.
          7. Meet periodically with management to review the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
          8. Review major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditor or management.

          9. Review the independent auditor’s annual letter and disclosures to the Audit Committee regarding independence and review the non-audit services performed by the independent auditor to ensure that performing those services does not impair the independence of the auditors.
          10. Evaluate the performance of the independent auditor.
          11. Meet with the independent auditor prior to the annual audit to review the planning and staffing of the audit.
          12. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation’s response to that letter. Such review should include: (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and (b) any changes required in the planned scope of the audit.
          13. Prepare the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.
          14. Review with the Corporation’s legal counsel legal matters that may have a material impact on the financial statements, the Corporation’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.
          15. Meet at least annually with the Chief Financial Officer and the independent auditor in separate executive sessions.
          16. Periodically review the status of any pending litigation which could have a significant impact on the Corporation’s financial statements or seriously affect its reputation.
          17. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, and investigate matters brought to the Audit Committee’s attention within the scope of its duties.
          18. Other activities deemed appropriate including the preparation of summary reports to the Board of Directors together with any recommendations for action.
          19. Oversee special investigations.
          20. Review this Audit Committee Charter at least annually.
          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

Appendix C
DEARBORN BANCORP, INC.
CODE OF ETHICS
POLICY STATEMENT
Dearborn Bancorp, Inc. and its subsidiary Community Bank of Dearborn (collectively hereafter referred to as the “Bank”) recognizes that a reputation for integrity, trust, and confidence is of paramount importance and is dependent upon the personal and professional conduct of its officers, employees and directors. Persons who represent the Bank are expected to adhere to the highest personal and professional standards in their dealings with customers, vendors, the public and other employees; to assure the advancement of the Bank’s interests; and, to remain independent from influences that could impair, or appear to impair impartial, objective banking judgment or action. As a condition of continued employment, officers and employees of the Bank must comply with the requirements of this policy. Each person must promptly disclose, and in certain instances avoid, activities and interest that may conflict or lead to a conflict between the best interests of the Bank and the officer or employee.
This policy applies to all officers and employees of Dearborn Bancorp, Inc., Community Bank of Dearborn, and members of their Boards of Directors and various committees.
SPECIFIC POLICIES
CONFLICTS OF INTEREST
All conflicts of interest between officers, employees and directors of the Bank and the Bank’s interests are prohibited. A “conflict of interest” exists whenever an individual’s own interests interfere or conflict in any way with the interest of the Bank. A conflict situation can arise when an officer, employee or director takes actions or has interests that may make it difficult to perform his or her work objectively and effectively.
SELF DEALING
An officer and employee’s position with the Bank should not be used directly or indirectly for private gain, advancement or personal interest or to obtain benefits for oneself, customers, suppliers or other vendors. Officers and employees must avoid dealing on behalf of the Bank with any person or firm with whom they, or members of their immediate family, have any financial interest. Buying from, selling to, making loans or commitments, acceptance of any business or employment activity at any time which would conflict with the Bank’s interests or diminish one’s ability to provide full, loyal, and undivided service to the Bank is prohibited. No officer or employee should directly handle or influence the handling of their own accounts with the Bank, or those of family members, or, of the officer’s or employee’s businesses or business associates.
PERSONAL INVESTMENTS AND FINANCIAL AFFAIRS
Bank officers and employees may make personal investments in corporate stock, real estate, etc. Such investments, however, shall not be made as a result of material insider information obtained through employment. Particular care should be taken with original or new stock issues. Confidential information about the Bank and its customers, suppliers, and vendors acquired by officers and employees in the course of their duties is to be used solely for banking purposes. In making personal investments, all officers and employees should be guided by the keen awareness of potential conflict. It is expected that all officers and employees will conduct their personal financial affairs in a manner that will not reflect adversely upon the Bank or on their personal credit standing in the community.

CONFIDENTIAL AND INSIDER INFORMATION
All information obtained from the relationships between the Bank and its customers, prospective customers, suppliers, and vendors is confidential and shall be used solely for Bank business purposes. The use of such information to further private interests of oneself or others is unethical and may violate security laws, the National Bank Act and regulations promulgated under that Act. No information should be disclosed except as authorized by the customer or as required by statute or a court of competent jurisdiction.
GIFTS AND ENTERTAINMENT
It is recognized that many customers and suppliers consider reasonable gifts and entertainment as a sensible and acceptable business practice, without intending to influence unduly the judgment of officers and employees in business matters. However, an officer or employee should not accept gifts, entertainment, or other favors of more than nominal value. As circumstances may vary widely, it is not felt appropriate to place a dollar amount on “nominal.” Rather, an officer or employee who is offered a gift should consider such factors as how the acceptance of such a gift is perceived by the donor, and how it would be viewed by the public and the bank regulators. An officer or employee must never accept any thing that could compromise the Bank’s position, or could influence his or her judgment in regard to the customer’s dealings with the Bank. The solicitation or acceptance of commissions, fees, or anything of monetary value on the part of officers or employees in connection with the performance of their duties is highly improper, and in some instances, illegal. Nor would it be appropriate for a member of the officer’s or employee’s family to accept such payments or gifts. Benefits based on a customer relationship, such as large discounts not ordinarily available to others, must be declined. Officers and employees and their immediate families should never borrow personally from customers or suppliers unless these contracts are engaged directly in the lending function, and then only under normal conditions with respect to interest rates, terms, security, and repayment programs.
COMPETITION
Competition with other financial institutions should always be positive. However, no agreement or understanding should be entered into with any financial institution relative to interest rates, terms, conditions of pricing of bank services or products except when cooperation is necessary as in the consideration of a loan participation.
POLITICAL ACTIVITY AND CONTRIBUTIONS
Officers and employees are encouraged to maintain an interest and participation in local, state, and federal government affairs. The Bank is restricted by federal and state law which prohibits contributions of funds, property, or other resources in support of a political party or candidate. No action or activity should be undertaken for the perceived benefit of the Bank if the Bank could not legally take such action directly. Care should be exercised so that political activity or participation does not reflect on, or cause embarrassment to the Bank.
OUTSIDE DIRECTORSHIPS
The Bank recognizes the value of having officers and employees serve as directors or members of outside boards of profit-making and not-for-profit corporations or business entities where there is no apparent conflict of interest with the Bank. Prior to acceptance of a position on the board of directors or other managing body of any such organization engaged in the financial services industry or any such organization which does or seeks to do business with the Bank, officers and employees must obtain the consent of the Bank.
INTELLECTUAL PROPERTY
Intellectual property, including patents, copyrights, books, articles, programs or equipment developed or improved upon by Bank officers and employees with the use of the Bank’s time, equipment, materials, or resources, during their employment, are the sole and exclusive property of the Bank.

CONFLICT OF CONSCIENCE
In the event an officer or employee is requested or required to perform duties to which he or she objects because of religious or personal convictions, or legal or moral concerns, the assistance of the Bank’s Human Resources department should be obtained.
PUBLIC COMPANY REPORTING
As a public company, it is of critical importance that the Bank’s filings with the Securities and Exchange Commission be accurate, timely and understandable. Depending on the officer or employees position with the Bank, the officer or employee may be called upon to provide necessary information to assure that the Bank’s public reports are complete, fair and understandable. The Bank expects all officers and employees to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Bank’s public disclosure requirements.
COMPLIANCE WITH LAWS AND CORPORATE POLICIES
It is the continuing policy of Dearborn Bancorp, Inc and Community Bank of Dearborn to comply fully with all laws, governmental rules and regulations applicable to our industry. To this end, officers and employees are expected to have a general knowledge of the laws, rules and regulations pertinent to their areas of responsibility. It is improper to knowingly transact any business in criminally-derived property or to assist in money laundering or in the structuring of currency transactions so as to avoid reporting requirements. All officers and employees will comply with the policies and procedures established to maintain adequate accounting standards and a system of internal accounting controls.
ENFORCEMENT OF CODE
Violations of this Code shall be promptly reported to the Board of Directors. The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of this Code. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code, and shall include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits and termination of the individual’s employment or such other action as the Board may determine is appropriate under the circumstances. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violations to the proper course of action and whether or not the individual in question had committed other violations in the past. All reporting persons will be treated fairly, equally and consistently.
AMENDMENT AND WAIVER
This Code may be amended by the Board of Directors. Any waiver of this Code for officers, employees or directors may only be authorized by the Board of Directors. Any waiver of this Code for directors or executive officers must be promptly disclosed

PROXY
DEARBORN BANCORP, INC.
PROXY — Solicited by Board of Directors
For Annual Meeting of Shareholders to Be Held May 15, 2007
The undersigned hereby appoints John E. Demmer and Michael J. Ross, or either of them, with power of substitution in each, proxies to vote all Common Stock of the undersigned in Dearborn Bancorp, Inc. at the Annual Meeting of Shareholders to be held on May 15, 2007, and at all adjournments thereof, upon the following:

1. ELECTION OF DIRECTORS	___ FOR all nominees listed below (except as indicated to the contrary below)	___ WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees as Directors:	Margaret I. Campbell, John E. Demmer, Michael V. Dorian Jr. and Donald G. Karcher

INSTRUCTION:	To withhold authority to vote for any individual nominee write that nominee’s name on the space provided below.

2. To APPROVE an amendment to the Articles of Incorporation to increase authorized Common Stock.

___ FOR	___ AGAINST	___ ABSTAIN
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.
UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE
FOR THE ELECTION OF ALL DIRECTORS AND FOR THE PROPOSAL

Signature of Shareholder

Signature of Shareholder

Dated                                         , 2007
Please sign exactly as your name is printed hereon. When signing as attorney, executor, administrator, personal representative, trustee, or guardian, please give full title. If stock is held jointly, each joint owner must sign.